Severance Indemnities And Pension Plans (Expected Amounts That Will Be Amortized From Accumulated Other Comprehensive Income) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2013
Domestic Subsidiaries, Pension Benefits And SIP [Member]
Expected amounts that will be amortized from accumulated OCI in next fiscal year:
Net actuarial loss	¥ 24,986
Prior service cost	(11,793)
Total	13,193
Foreign Offices And Subsidiaries, Pension Benefits [Member]
Expected amounts that will be amortized from accumulated OCI in next fiscal year:
Net actuarial loss	10,244
Prior service cost	40
Total	10,284
Foreign Offices And Subsidiaries, Other Benefits [Member]
Expected amounts that will be amortized from accumulated OCI in next fiscal year:
Net actuarial loss	610
Prior service cost	(59)
Total	¥ 551